SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2013

KCG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-54991	38-3898306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

545 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

KCG Holdings, Inc.

Current Report on Form 8-K

Item 2.02 Results of Operations and Financial Condition

Item 7.01 Regulation FD Disclosure

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired
Not Applicable

(b)	Pro Forma Financial Information
Not Applicable

(c)	Shell Company Transactions
Not Applicable

(d)	Exhibits
Exhibit 99.1 – Press Release of KCG Holdings, Inc. issued on August 7, 2013.

The following information is furnished under Item 2.02, “Results of Operations and Financial Condition”, Item 7.01, “Regulation FD Disclosure”, and Item 9.01 “Financial Statements and Exhibits.” This information, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On August 7, 2013, KCG Holdings, Inc. (“KCG”) issued a press release announcing the earnings of its wholly owned subsidiaries, Knight Capital Group, Inc. (“Knight”) and GETCO Holding Company, LLC (“GETCO”), for the second quarter of 2013. The press release did not include certain financial statements, related footnotes and certain other financial information relating to each of Knight and GETCO that will be filed with the Securities and Exchange Commission as part of KCG’s Quarterly Report on Form 10-Q (with respect to Knight) and Current Report on Form 8-K (with respect to GETCO), each to be filed on or about August 9, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: August 7, 2013

KCG HOLDINGS, INC.

By:	/s/ Andrew M. Greenstein
Name:	Andrew M. Greenstein
Title:	Managing Director, Deputy General
Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of KCG Holdings, Inc. issued on August 7, 2013.